Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2023
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Cash and Cash Equivalents
9)	CASH AND CASH EQUIVALENTS

The balance in this caption is comprised of available amounts of cash and cash equivalents, represented by low-risk,
highly liquid short-term investments readily convertible into known amounts of cash, including overnight investments, which yield fixed returns and have maturities of less than three months from the investment date. These fixed-income investments are recorded at cost plus accrued interest.
Accrued interest is included in the statement of income as part of “Financial income and other items, net.”
As of December 31, 2023 and 2022, consolidated cash and cash equivalents consisted of:

		2023	2022
Cash and bank accounts	$	363	297
Fixed-income securities and other cash equivalents		261	198

	$	624	495